PROVISION FOR INCOME TAXES	6 Months Ended
Jun. 30, 2011
PROVISION FOR INCOME TAXES
NOTE 10 – PROVISION FOR INCOME TAXES

No provision for federal income taxes has been recognized for the six months ended June 30, 2011 and 2010 as the Company incurred a net operating loss for income tax purposes in each period and has no carryback potential.

Deferred tax assets and liabilities at June 30, 2011 and December 31, 2010 totaled a net deferred tax asset of $1,502,009 and $877,209, respectively, and consisted primarily of deferred tax assets resulting from net operating loss carryforwards. We have provided a full valuation allowance due to uncertainty regarding the realizability of these tax assets. The Company’s effective tax rate differs from the statutory rate due to a $354,209 and $624,800 increase in the valuation allowance for the three and six months ended June 30, 2011, respectively.